UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2023

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Technology Way, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5    Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

The GEO Group, Inc. (“GEO” or the “Company”) 2023 Annual Meeting of Shareholders was held on April 28, 2023 (“Annual Meeting”). The following matters were voted on at the Annual Meeting: (1) the election of nine directors for a term of one year and until their successors are duly elected and qualified, (2) the ratification of the appointment of Grant Thornton LLP to serve as GEO’s independent registered public accountants for the 2023 fiscal year, (3) the approval, in a non-binding advisory vote, of the compensation paid to GEO’s named executive officers, as disclosed in GEO’s Proxy Statement for the 2023 Annual Meeting of Shareholders, pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, (4) the non-binding advisory vote on the frequency of the advisory vote on executive compensation, and (5) a shareholder proposal regarding a third-party racial equity audit and report. The final voting results for each matter submitted to a vote of shareholders at the meeting are set forth below.

1.	All of the Board’s director nominees were elected for a term of one year and until their successors are duly elected and qualified, by the votes set forth in the table below:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas C. Bartzokis	72,835,701	973,652	2,211,918	17,880,961
Jack Brewer	73,140,000	718,339	2,162,932	17,880,961
Jose Gordo	72,729,227	1,189,113	2,102,931	17,880,961
Scott M. Kernan	73,126,520	746,113	2,148,638	17,880,961
Lindsay L. Koren	73,324,187	553,331	2,143,753	17,880,961
Terry Mayotte	56,630,044	17,239,600	2,151,627	17,880,961
Andrew N. Shapiro	61,374,726	12,504,001	2,142,544	17,880,961
Julie Myers Wood	72,363,127	1,580,485	2,077,659	17,880,961
George C. Zoley	72,583,609	1,274,690	2,162,972	17,880,961

2.	The appointment of Grant Thornton LLP as GEO’s independent registered public accountants for the 2023 fiscal year was ratified by the shareholders, by the votes set forth in the table below:

For:	90,308,611
Against:	362,810
Abstain:	3,230,811
Broker Non-Votes:	0

3.	The shareholders approved, in a non-binding advisory vote, the compensation of GEO’s named executive officers, by the votes set forth in the table below:

For:	52,887,047
Against:	21,016,707
Abstain:	2,117,517
Broker Non-Votes:	17,880,961

4.	The shareholders voted, in a non-binding advisory vote, on the frequency of the advisory vote on executive compensation, by the votes set forth in the table below:

1 Year:	72,680,432
2 Years:	146,095
3 Years:	1,120,748
Abstain:	2,073,996
Broker Non-Votes:	17,880,961

In line with GEO’s current practice and these voting results, GEO has determined to continue to hold future advisory votes on executive compensation on an annual basis until the Company considers the results of the next shareholder advisory vote regarding the frequency of the advisory vote on executive compensation.

5.	The shareholders did not approve the shareholder proposal regarding a third-party racial equity audit and report, by the votes set forth in the table below:

For:	29,639,735
Against:	43,856,672
Abstain:	2,524,864
Broker Non-Votes:	17,880,961

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

May 4, 2023	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

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